Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT dated as of September 29, 2005 (this “First Amendment”), among EDWARDS LIFESCIENCES CORPORATION, a Delaware corporation (the “Company”); the LENDERS (as defined in the Credit Agreement referred to below); JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”).

A.  Reference is made to the Five Year Credit Agreement dated as of June 28, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Company, the other Borrowers, the Lenders party thereto (the “Lenders”), the Administrative Agent, the London Agent, the Tokyo Agent, and the documentation agents. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement, as amended hereby.

B.  The Company has requested that the Swiss Tranche Commitment be increased by an aggregate amount equal to $100,000,000 and that the US Tranche Commitment be decreased by an aggregate amount equal to $100,000,000.

C.  Each Lender is willing to effect such amendments on the terms and subject to the conditions of this First Amendment.

E.   Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendment of the Credit Agreement.  Effective as of the First Amendment Effective Date:

(a)  Amendment of Schedule 2.01.  Schedule 2.01 attached to the Credit Agreement prior to giving effect to this First Amendment is hereby replaced with Schedule 2.01 to this First Amendment.  The aggregate amounts of the Swiss Tranche Commitment and the US Tranche Commitment, in each case after giving effect to this First Amendment, are $150,000,000 and $250,000,000, respectively.

SECTION 2.  Representations and Warranties.  To induce the other parties hereto to enter into this First Amendment, the Company represents and warrants to each of the Lenders and the Administrative Agent that, as of the First Amendment Effective Date:

(a)  This First Amendment, including in the case of the Swiss Borrowers, the increase in the Swiss Tranche Commitment, has been duly authorized, executed and delivered by it and this First Amendment and the Credit Agreement, as amended hereby, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(b)  The representations and warranties set forth in Article III of the Credit Agreement are, after giving effect to this First Amendment, true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case they were true and correct in all material respects as of such earlier date).

(c)  No Default or Event of Default has occurred and is continuing.

SECTION 3.  Effectiveness.  This First Amendment and the amendment of the Credit Agreement effected hereby shall become effective as of the first date (the “First Amendment Effective Date”) on which the following conditions have been satisfied:

(a)  The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (i) the Administrative Agent, (ii) the Company, (iii) US Tranche Lenders having US Tranche Revolving Exposures and unused US Tranche Commitments representing more than 50% of the sum of total US Tranche Revolving Exposures and unused US Tranche Commitments (prior to giving effect to this First Amendment), (iv) Swiss Tranche Lenders having Swiss Tranche Exposures and unused Swiss Tranche Commitments representing more than 50% of the sum of total Swiss Tranche Exposures and unused Swiss Tranche Commitments (prior to giving effect to this First Amendment) and (v) each Lender with a Swiss Tranche Commitment that is increased after giving effect to this First Amendment.

(b)  The Administrative Agent shall have received a certificate of the chief financial officer to the effect that the representations and warranties set forth in Section 2 hereof are true and correct on and as of the First Amendment Effective Date.

(c)  The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the authorization of this First Amendment and the transactions contemplated hereby, including without limitation, the increase in the Swiss Tranche Commitment, and any other legal matters relating to the Loan Parties, this First Amendment, and the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent.

(d)  The Administrative Agent shall have received all fees and other amounts due from any Loan Party hereunder or under the Credit Agreement or any other Loan Document on or prior to the First Amendment Effective Date and, to the extent invoiced on or prior to the First Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel)

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required to be reimbursed or paid by any Loan Party hereunder or under the Credit Agreement or any other Loan Document.

The Administrative Agent shall notify the Company and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 4.  Effect of First Amendment.  (a)  Except as expressly set forth herein, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b)  On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any Loan Document shall be deemed a reference to the Credit Agreement as amended hereby.  This First Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5.  Costs and Expenses.  The Company agrees to reimburse the Administrative Agent for its reasonable out of pocket expenses in connection with this First Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 6.  Indemnity.  It is agreed that for all purposes of Section 11.03(b) of the Credit Agreement, the execution, delivery and performance of this First Amendment and the other transactions contemplated hereby shall all be deemed to be transactions contemplated by the Credit Agreement.

SECTION 7.  Counterparts.  This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of any executed counterpart of a signature page of this First Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 8.  Applicable Law.  THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

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SECTION 9.  Headings.  The headings of this First Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

EDWARDS LIFE SCIENCES CORPORATION,

By
/s/ Corinne H. Lyle
Name: Corinne H. Lyle
Title: Corporate Vice President, Chief Financial Officer and Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

By
/s/ Thomas T. Hou
Name: Thomas T. Hou
Title: Vice President

To approve First Amendment dated as of September 29, 2005 to the Edwards Lifesciences Corporation Credit Agreement:

Name of Institution: Bank of America

by	/s/ Peter D. Griffith
Name: Peter D. Griffith
Title: Senior Vice President

by
Name:
Title:

To approve First Amendment dated as of September 29, 2005 to the Edwards Lifesciences Corporation Credit Agreement:

THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH

by	/s/ Tsuguyuki Umene
Name: Tsuguyuki Umene
Title: Deputy General Manager

To approve First Amendment dated as of September 29, 2005 to the Edwards Lifesciences Corporation Credit Agreement:

SUNTRUST BANK

by	/s/ Brooks Hubbard
Name: Brooks Hubbard
Title: Director

To approve First Amendment dated as of September 29, 2005 to the Edwards Lifesciences Corporation Credit Agreement:

Wachovia Bank, National Association:

by	/s/ James S. Conville
Name: James S. Conville
Title: Assistant Vice President

To approve First Amendment dated as of September 29, 2005 to the Edwards Lifesciences Corporation Credit Agreement:

Name of Institution: KEYBANK NATIONAL ASSOCIATION

by	/s/ Chris Swindell
Name: Chris Swindell
Title: Senior Vice President

To approve First Amendment dated as of September 29, 2005 to the Edwards Lifesciences Corporation Credit Agreement:

Name of Institution: ALLIED IRISH BANKS

by	/s/ Michael Doyle
Name: Michael Doyle
Title: Senior Manager

by	/s/ Roy Alcock
Name: Roy Alcock
Title: Manager

To approve First Amendment dated as of September 29, 2005 to the Edwards Lifesciences Corporation Credit Agreement:

Name of Institution: The Bank of Nova Scotia

by	/s/ Carolyn A. Calloway
Name: Carolyn A. Calloway
Title: Managing Director

To approve First Amendment dated as of September 29, 2005 to the Edwards Lifesciences Corporation Credit Agreement:

Name of Institution: THE GOVERNOR & CO. OF THE BANK OF IRELAND

by	/s/ Gwen Evans
Name: Gwen Evans
Title: Authorised Signatory

by	/s/ Daniel McAneney
Name: Daniel McAneney
Title: Authorised Signatory

To approve First Amendment dated as of September 29, 2005 to the Edwards Lifesciences Corporation Credit Agreement:

Name of Institution: Wells Fargo Bank, N.A.

by	/s/ Lucy Nixon
Name: Lucy Nixon
Title: Senior Vice President

Schedule 2.01

LENDERS AND COMMITMENTS

Title	US Dollar Tranche	Japanese Yen Tranche	Swiss Franc Tranche	Final Allocation
Administrative Agent
JPMorgan Chase Bank, N.A.	32,500,000		25,000,000	57,500,000
Syndication Agent
Bank of America, N.A.	32,500,000		25,000,000	57,500,000
Documentation Agents
Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch		50,000,000		50,000,000
Mizuho Corporate Bank, Ltd., New York Branch		50,000,000		50,000,000
SunTrust Bank	25,000,000		25,000,000	50,000,000
Wachovia Bank, N.A.	25,000,000		25,000,000	50,000,000
Managing Agent
KeyBank National Association	25,000,000		10,000,000	35,000,000
Participants
Allied Irish Banks, p.l.c.	15,000,000		10,000,000	25,000,000
Banco Bilbao Vizcaya Argentaria Puerto Rico Overseas	25,000,000			25,000,000
Morgan Stanley Bank	25,000,000			25,000,000
The Bank of Nova Scotia	15,000,000		10,000,000	25,000,000
The Governor and Company of the Bank of Ireland	15,000,000		10,000,000	25,000,000
Wells Fargo Bank, N.A.	15,000,000		10,000,000	25,000,000
TOTAL	$250,000,000	$100,000,000	$150,000,000	$500,000,000